SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 31, 2004
                                                          --------------


                      LEXINGTON CORPORATE PROPERTIES TRUST
                      ------------------------------------
             (Exact Name of Registrant as specified in its charter)


       Maryland                          1-12386                13-3717318
       --------                          -------                ----------
(State or other jurisdiction        (Commission File           (IRS Employer
   of incorporation)                     Number)            Identification No.)


              One Penn Plaza, Suite 4015, New York, New York 10119
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 692-7260
                                 --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

        On March 31, 2004, Lexington Corporate Properties Trust, a Maryland statutory real estate investment trust (the "Trust"), issued a press release announcing that Wachovia Capital Markets, LLC, underwriter in the Trust's recently completed common share offering, has exercised its over-allotment option to purchase an additional 900,000 common shares of beneficial interest, par value $0.0001 per share, pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-109393) (the "Registration Statement") as amended and supplemented by a prospectus supplement dated February 26, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)   not applicable

        (b)   not applicable

        (c)   Exhibits

              99.1   Press Release dated March 31, 2004.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       By: Lexington Corporate Properties Trust

March 31, 2004                         By:/s/ Patrick Carroll
                                          ------------------------------------
                                          Patrick Carroll
                                          Chief Financial Officer